SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

LITMAN GREGORY FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Litman Gregory Funds Trust

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

January 22, 2020

Dear Shareholder of Litman Gregory Funds Trust (the “Trust”),

I am writing to ask for your help. As a shareholder of the Trust, your vote is critical.

Because approximately 60% of the shares have not been voted, we’ve had to adjourn the Special Meeting of Shareholders (the “Meeting”) of Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of the Trust, to Monday, March 16, 2020.

This is why we need your vote on the enclosed proposals related to the amendment of a fundamental investment policy of the Fund regarding commodities. We believe that this amendment will benefit the Fund and its shareholders.

The Board of Trustees of the Trust recommends approval of the proposals.

Voting takes two minutes. Just complete, sign, date and return the enclosed proxy card(s) or vote by telephone or internet. Please vote as soon as possible to save the expense of additional solicitations.

If you have any questions about the proposal or the voting instructions, please call AST Fund Solutions, LLC at 1-888-540-8736.

Sincerely,

/s/ Jeremy L. DeGroot

Jeremy L. DeGroot
President of the Trust

1

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Alternative Strategies Fund

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

1-800-960-0188

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

I am writing to ask for your vote, as shareholder of the Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), at a Special Meeting of Shareholders (“Meeting”) of the Fund, originally scheduled for October 15, 2019, which has been adjourned to a new date of Monday, March 16, 2020 at 9:30 a.m. (Pacific Time). The Meeting will be held at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. At the Meeting, shareholders will be asked to vote on the following proposals:

1.	to approve the amendment of the Fund’s fundamental investment policies regarding commodities; and

2.	to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE TAKE A MINUTE TO CAST YOUR VOTE

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

To assure the presence of a sufficient quorum to approve the proposals at the Meeting, please promptly complete, sign, date and return the enclosed proxy card(s) or vote by telephone or internet at the number or website address printed on the enclosed proxy card(s). Voting is quick and easy. Please vote as soon as possible to save the expense of additional solicitations.

To comply with the Trust’s By-Laws and applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has established a new record date of December 17, 2019 (the “New Record Date”) for the adjourned Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of, and to vote at, the adjourned Meeting (and any further adjournments thereof).

The information in this letter amends the enclosed Proxy Statement for the Special Meeting of Shareholders, dated August 30, 2019 (the “Proxy Statement”), and any other information about the Meeting. To the extent the information in the Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting.

The number of outstanding shares of the Fund, as of the close of business on the New Record Date, is

Fund	Shares Outstanding as of Record Date (December 17, 2019)
Litman Gregory Masters Alternative Strategies Fund
Institutional Class	146,356,052.861
Investor Class	12,168,107.688

2

As of the New Record Date: (i) no shareholder owned, beneficially or of record, more than 5% of the Fund, except as provided in Appendix A to this notice; and (ii) the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of the Fund.

If you have any questions about the proposals or the voting instructions, please call AST Fund Solutions, LLC at 1-888-540-8736.

Sincerely,

/s/ Jeremy L. DeGroot

Jeremy L. DeGroot
President of the Trust

3

Appendix A – Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person under the Investment Company Act of 1940, as amended, is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the New Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Fund.

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	66,361,276.053	45.38%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	31,803,675.024	21.75%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9,419,229.451	6.44%	Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6,434,309.194	52.91%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	3,644,728.858	29.97%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	885,304.113	7.28%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	668,120.015	5.49%	Record

Litman Gregory – 03/16/20 – Unvoted New

4

Litman Gregory Funds Trust

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

January 22, 2020

Dear Shareholder of Litman Gregory Funds Trust (the “Trust”),

I am writing to ask for your help. As a shareholder of the Trust, your vote is critical.

Because approximately 60% of the shares have not been voted, we’ve had to adjourn the Special Meeting of Shareholders (the “Meeting”) of Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of the Trust, to Monday, March 16, 2020.

This is why we need your vote on the enclosed proposals related to the amendment of a fundamental investment policy of the Fund regarding commodities. We believe that this amendment will benefit the Fund and its shareholders.

As you may recall from previous mailings the Board of Trustees of the Trust recommends approval of the proposals.

Voting takes two minutes. Just complete, sign, date and return the enclosed proxy card or vote by telephone or internet. Please vote as soon as possible to save the expense of additional solicitations.

If you have any questions about the proposal or the voting instructions, please call AST Fund Solutions, LLC at 1-888-540-8736.

Sincerely,

/s/ Jeremy L. DeGroot

Jeremy L. DeGroot
President of the Trust

1

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Alternative Strategies Fund

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

1-800-960-0188

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

I am writing to notify you that the Special Meeting of Shareholders (the “Meeting”) of Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), originally scheduled for October 15, 2019, has been adjourned to a new date of Monday, March 16, 2020 at 9:30 a.m. (Pacific Time). The Meeting will be held at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. At the Meeting, shareholders will be asked to vote on the following proposals:

1.	to approve the amendment of the Fund’s fundamental investment policies regarding commodities; and

2.	to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

To comply with the Trust’s By-Laws and applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has established a new record date of December 17, 2019 (the “New Record Date”) for the adjourned Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of, and to vote at, the adjourned Meeting (and any further adjournments thereof).

The information in this letter amends the Notice of a Special Meeting of Shareholders that was mailed to you on or about August 30, 2019 (the “Original Notice”) and the Proxy Statement for the Special Meeting of Shareholders that was mailed to you on or about August 30, 2019 (the “Proxy Statement”) and any other information about the Meeting. Because you were a shareholder on August 23, 2019 (the “Original Record Date”), you previously received the Original Notice and the Proxy Statement. In response to the Proxy Statement:

PLEASE TAKE A MINUTE TO CAST YOUR VOTE

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

To assure the presence of a sufficient quorum to approve the proposals at the Meeting, please promptly complete, sign, date and return the enclosed proxy card(s) or vote by telephone or internet at the number or website address printed on the enclosed proxy card(s). Voting is quick and easy. Please vote as soon as possible to save the expense of additional solicitations.

2

The number of outstanding shares of the Fund, as of the close of business on the New Record Date, is

Fund	Shares Outstanding as of Record Date (December 17, 2019)
Litman Gregory Masters Alternative Strategies Fund
Institutional Class	146,356,052.861
Investor Class	12,168,107.688

As of the New Record Date: (i) no shareholder owned, beneficially or of record, more than 5% of the Fund, except as provided in Appendix A to this notice; and (ii) the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of the Fund.

To the extent the information in the Original Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting.

If you would like another copy of the Proxy Statement or if you have any questions about the proposals or the voting instructions, please call AST Fund Solutions, LLC at 1-888-540-8736.

Sincerely,

/s/ Jeremy L. DeGroot

Jeremy L. DeGroot
President of the Trust

3

Appendix A – Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person under the Investment Company Act of 1940, as amended, is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the New Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Fund.

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	66,361,276.053	45.38%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	31,803,675.024	21.75%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9,419,229.451	6.44%	Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6,434,309.194	52.91%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	3,644,728.858	29.97%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	885,304.113	7.28%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	668,120.015	5.49%	Record

Litman Gregory – 03/16/20 – Unvoted Existing

4

Litman Gregory Funds Trust

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

January 22, 2020

Dear Shareholder of Litman Gregory Funds Trust (the “Trust”),

Enclosed are materials concerning the adjourned Special Meeting of Shareholders (the “Meeting”) of Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of the Trust, which is now scheduled to meet on Monday, March 16, 2020. YOU HAVE PREVIOUSLY VOTED YOUR SHARES.

•	IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card(s) or pursuant to any instructions previously submitted by telephone or through the internet.

•	IF YOU WISH TO CHANGE YOUR VOTE, please just complete, sign, date and return the enclosed proxy card(s) or vote by telephone or internet.

As you may recall from previous mailings the Board of Trustees recommends approval of the proposal to amend a fundamental investment policy of the Fund regarding commodities. We believe that this amendment will benefit the Fund and its shareholders.

If you have any questions about the proposal or the voting instructions, please call AST Fund Solutions, LLC at 1-888-540-8736.

Sincerely,

/s/ Jeremy L. DeGroot

Jeremy L. DeGroot
President of the Trust

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Alternative Strategies Fund

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

1-800-960-0188

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

I am writing to notify you that the Special Meeting of Shareholders (the “Meeting”) of Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), originally scheduled for October 15, 2019, has been adjourned to a new date of Monday, March 16, 2020 at 9:30 a.m. (Pacific Time). The Meeting will be held at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. At the Meeting, shareholders will be asked to vote on the following proposals:

1.	to approve the amendment of the Fund’s fundamental investment policies regarding commodities; and

2.	to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

To comply with the Trust’s By-Laws and applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has established a new record date of December 17, 2019 (the “New Record Date”) for the adjourned Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of, and to vote at, the adjourned Meeting (and any further adjournments thereof).

The information in this letter amends the Notice of a Special Meeting of Shareholders that was mailed to you on or about August 30, 2019 (the “Original Notice”) and the Proxy Statement for the Special Meeting of Shareholders that was mailed to you on or about August 30, 2019 (the “Proxy Statement”) and any other information about the Meeting. Because you were a shareholder on August 23, 2019 (the “Original Record Date”), you previously received the Original Notice and the Proxy Statement. In response to the Proxy Statement:

YOU HAVE PREVIOUSLY VOTED YOUR SHARES

•	IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card(s) or pursuant to any instructions previously submitted by telephone or through the internet.

•	IF YOU WISH TO CHANGE YOUR VOTE, please call AST Fund Solutions, LLC at 1-888-540-8736.

As you may recall from previous mailings the Board of Trustees recommends approval of the proposal to amend a fundamental investment policy of the Fund regarding commodities. We believe that this amendment will benefit the Fund and its shareholders.

The number of outstanding shares of the Fund, as of the close of business on the New Record Date, is

Fund	Shares Outstanding as of Record Date (December 17, 2019)
Litman Gregory Masters Alternative Strategies Fund
Institutional Class	146,356,052.861
Investor Class	12,168,107.688

As of the New Record Date: (i) no shareholder owned, beneficially or of record, more than 5% of the Fund, except as provided in Appendix A to this notice; and (ii) the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of the Fund.

To the extent the information in the Original Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting.

If you would like another copy of the Proxy Statement or if you have any questions about the proposals or the voting instructions, please call AST Fund Solutions, LLC at 1-888-540-8736.

Sincerely,

/s/ Jeremy L. DeGroot

Jeremy L. DeGroot
President of the Trust

Appendix A – Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person under the Investment Company Act of 1940, as amended, is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the New Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Fund.

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	66,361,276.053	45.38%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	31,803,675.024	21.75%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9,419,229.451	6.44%	Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6,434,309.194	52.91%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	3,644,728.858	29.97%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	885,304.113	7.28%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	668,120.015	5.49%	Record

Litman Gregory – 03/16/20 – Voted Existing

LITMAN GREGORY
FUND ADVISORS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free 888-540-8736 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees (the "Board") of the Trust is pleased to invite you to a Special Meeting of Shareholders (the "Meeting") of Litman Gregory Masters Alternative Strategies Fund (the "Fund"), a series of the Trust, to be held on Monday, March 16, 2020. The Notice of Special Meeting of Shareholders and Proxy Statement present a proposal to be considered at the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a proposal, as explained in the Notice of Special Meeting and Proxy Statement, to amend a fundamental investment policy of the Fund regarding commodities. We believe that this amendment will benefit the Fund and its shareholders.

The Board has concluded that the proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote "FOR" the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held March 16, 2020. The Proxy Statement for the Meeting is available at: https://vote.proxyonline.com/Litman/docs

LITMAN GREGORY
MASTERS ALTERNATIVE STRATEGIES FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The undersigned, revoking prior proxies, hereby appoints Jeremy L. DeGroot, Stephen M. Savage and John M. Coughlan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Litman Gregory Masters Alternative Strategies Fund (the "Fund") to be held at the offices of Litman Gregory Fund Advisors, LLC, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:30 a.m. (Pacific Time) on Monday, March 16, 2020, or at any adjournment thereof, upon the Proposal described in the Notice of Special Meeting and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by the shareholders. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted in accordance with the Trustees' recommendation as set forth in the Proxy Statement and, in the appointed proxies' discretion, upon such other business as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL

	FOR	AGAINST	ABSTAIN
1. To approve the amendment of the Fund's fundamental investment policies regarding commodities.	O	O	O

THANK YOU FOR VOTING